UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2024

Blue Ocean Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) is an investor presentation dated September 2024, that will be used by Blue Ocean Acquisition Corp, a Cayman Islands exempted company (“Blue Ocean”), TNL Mediagene (formerly “The News Lens Co., Ltd.”), a Cayman Islands exempted company (“TNL Mediagene”), and TNLMG (formerly “TNL Mediagene”), a Cayman Islands exempted company and wholly owned subsidiary of TNL (together with TNL Mediagene, the “TNL Mediagene Group”), in connection with the previously announced proposed business combination between Blue Ocean and the TNL Mediagene Group (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of June 6, 2023, by and among Blue Ocean, TNL Mediagene and TNLMG, as amended by that certain Amendment to the Agreement and Plan of Merger, dated as of May 29, 2024 (as amended, the “Business Combination Agreement”).

The information in this Item 7.01, including Exhibit 99.1 hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Blue Ocean’s or the TNL Mediagene Group’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These statements are based on various assumptions and on the current expectations of Blue Ocean or the TNL Mediagene Group, as applicable, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Blue Ocean, the TNL Mediagene Group and their respective management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any definitive agreements, including the Business Combination Agreement, with respect to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Blue Ocean, the TNL Mediagene Group or others as a result of the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of Blue Ocean or the TNL Mediagene Group, have sufficient cash available to complete the proposed Business Combination or to satisfy other conditions; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of the TNL Mediagene Group as a result of the announcement and consummation of the proposed Business Combination; (7) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the TNL Mediagene Group to grow and manage growth profitably, maintain relationships with customers and suppliers and retain their management and key employees; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the TNL Mediagene Group may be adversely affected by other economic, business and/or competitive factors; (11) the TNL Mediagene Group’s estimates of their financial performance; and (12) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Blue Ocean’s Prospectus dated December 2, 2021 filed with the SEC on December 6, 2021, the section entitled “Risk Factors” in Blue Ocean’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the registration statement on Form F-4 initially filed with the SEC by TNL Mediagene on June 13, 2024 (as amended, the “Registration Statement”) relating to the Business Combination, as well as any further risks and uncertainties to be contained in documents filed by Blue Ocean or TNL Mediagene after the date hereof. In addition, forward-looking statements reflect Blue Ocean’s and the TNL Mediagene Group’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Blue Ocean and the TNL Mediagene Group anticipate that subsequent events and developments will cause these assessments to change. However, while Blue Ocean and/or the TNL Mediagene Group may elect to update these forward-looking statements at some point in the future, each of Blue Ocean or the TNL Mediagene Group specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Blue Ocean’s and the TNL Mediagene Group’s assessments as of any date subsequent to the date of this Current Report.

Important Information for Investors and Stockholders

The Business Combination will be submitted to stockholders of Blue Ocean for their consideration and approval at a special meeting of stockholders. TNL Mediagene has filed the Registration Statement with the SEC, which includes a preliminary proxy statement, and will include a definitive proxy statement to be distributed to Blue Ocean’s stockholders in connection with Blue Ocean’s solicitation for proxies for the vote by Blue Ocean’s stockholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Blue Ocean’s stockholders in connection with the completion of the Business Combination. After the Registration Statement has been declared effective, Blue Ocean will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. Blue Ocean’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Blue Ocean’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents contain and will contain important information about Blue Ocean, the TNL Mediagene Group and the Business Combination. Stockholders may also obtain a copy of the preliminary or, once available, definitive proxy statement, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Blue Ocean, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

Blue Ocean and the TNL Mediagene Group and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Blue Ocean’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Blue Ocean’s stockholders in connection with the Business Combinations is set forth in the Registration Statement, including the proxy statement/prospectus for the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Blue Ocean’s directors and officers in Blue Ocean’s filings with the SEC and in the Registration Statement.

This Current Report is not a substitute for the Registration Statement or for any other document that Blue Ocean or the TNL Mediagene Group may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Blue Ocean or the TNL Mediagene Group through the website maintained by the SEC at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: October 7, 2024	By:	/s/ Richard Leggett
	Name:	Richard Leggett
	Title:	Chief Executive Officer

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